UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 23, 2006
Asyst Technologies, Inc.
(Exact Name of Registrant, as Specified in Charter)

California	000-22430	94-2942251
(State or Other	(Commission File	(IRS Employer
Jurisdiction	Number)	Identification Number)
of Incorporation)

46897 Bayside Parkway
Fremont, California		94538
(Address of Principal		(Zip Code)
Executive Offices)
Registrant’s telephone number, including area code: (510) 661-5000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On August 23, 2006, Asyst Technologies, Inc. issued a press release, attached to this report as Exhibit 99.1, describing a purported notice of default sent to Asyst by the trustee of the Indenture related to Asyst’s 5 3/4% Convertible Subordinated Notes due 2008.
     Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits:

99.1	Press release titled “Asyst Technologies Disputes Notice Of Default Related To Its Convertible Subordinated Notes”

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ASYST TECHNOLOGIES, INC.
Date: August 24, 2006	By:	/s/ Robert Dobbin
Robert Dobbin
Ass’t Secretary

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press release titled “Asyst Technologies Disputes Notice Of Default Related To Its Convertible Subordinated Notes”